[logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                                   MFS(R) UNION STANDARD(R)
                                   EQUITY FUND
                                   SEMIANNUAL REPORT o MARCH 31, 1999

              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 27)
              ----------------------------------------------------

TABLE OF CONTENTS
Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 13
Notes to Financial Statements ............................................. 20
MFS' Year 2000 Readiness Disclosure ....................................... 25
Trustees and Officers ..................................................... 29


       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKED THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL       -------------------------
       FUNDS. WE COULDN'T. AND WHILE THE                 MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF              [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE     -------------------------
       WILL HELP GUIDE A NEW GENERATION OF        EXPERIENCE THE FUTURE(SM)
       INVESTORS INTO THE FUTURE.                 -------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with greater potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    April 16, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Mitchell D. Dynan]
     Mitchell D. Dynan

For the six months ended March 31, 1999, Class A shares of the Fund provided a total return of 9.63%, Class B shares 9.19%, Class C shares 9.26%, and Class I shares 9.84%. These returns include the reinvestment of distributions, but exclude the effects of any sales charges, and compare to a 27.23% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. During the same period, the average growth and income fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 20.06%.

Q. COULD YOU TALK ABOUT THE FUND'S UNDERPERFORMANCE RELATIVE TO THE S&P 500 AND THE LIPPER AVERAGE?

A There are three main reasons for the underperformance. First, many of the companies driving the performance of the S&P 500 and many growth and income funds do not meet the labor-sensitive criteria of this Fund, which is to invest in companies with strong union representation. Second, a few of our individual positions have disappointed recently. Third, relative to the S&P 500, the Fund has smaller positions in industries such as technology and financial services that have shown good returns.

Q.  WHICH COMPANIES UNDERPERFORMED?

A. One was Rite Aid. The company reported a significant earnings disappointment, and the stock fell 50%. Due to fears that Rite Aid's problems might be endemic to the industry, the price of CVS, another drug store chain, also fell, although not as much. But we believe the long-term prospects for CVS are good. In addition, several of the electric utility stocks are down because of the warm weather and the current market. Investors are buying a narrow band of large-company growth stocks whose prices are rising despite their high price-to-earnings (P/E) ratios.

Q.  WHY AREN'T YOU BUYING MORE OF THE LARGE-COMPANY GROWTH STOCKS?

A. Because it goes against my strategy, which features a disciplined, value-oriented approach. I look for companies whose stock prices more closely reflect their true worth based on current or projected earnings and whose risk-reward potential is attractive in the long term. For example, Interstate Bakeries has performed poorly relative to the biggest growth-company stocks in the S&P 500. Even so, I'm sticking with it because I think its business is good and its P/E ratio is extremely attractive.

Q.  COULD YOU TALK ABOUT SOME STOCKS THAT HAVE PERFORMED WELL?

A. American Home Products, Johnson & Johnson, and Merck have contributed to performance. Most drug company earnings are growing at double-digit rates. Much of this growth is the result of new, more profitable drugs and the aging of the population, which means more prescription medications. Companies such as General Motors and Dial also are benefiting from a strong consumer sector, while CBS is being helped by strong cash flow growth in its radio assets. Sprint also has performed well, partly due to speculation that it may be acquired by another telecommunications company. In the oil sector, Exxon, Mobil, and Chevron stocks have benefited from rising oil prices.

Q.  WHAT DO YOU MEAN BY FUNDAMENTALS?

A. Fundamentals encompasses a number of factors. Are sales growing? Are profit margins holding or increasing? Is cash flow growing? Is demand steady or growing, and is pricing okay? Anything that helps a company steadily increase its earnings also helps its fundamentals. In the case of the oil industry, prices have increased as oil-producing countries have cut exports, while the vibrant economy continues to generate strong demand.

Q. TECHNOLOGY AND FINANCIAL SERVICES STOCKS HAVE BEEN LEADING THE WAY IN THE MARKET LATELY, YET THE FUND IS NOT HEAVILY INVESTED IN THESE SECTORS. CAN YOU TELL US WHY?

A. The Fund generally invests in industries that have strong union representation, which is not the case for technology and financial services companies. Last year, however, we began taking limited positions in these two industries because we wanted to increase opportunities for diversification.

Q.  HOW HAVE TECHNOLOGY AND FINANCIAL SERVICES STOCKS PERFORMED FOR THE FUND?

A. It has been a mixed bag over the past six months. Owning plenty of Microsoft has been a real plus because its stock has performed very well. On the other hand, Computer Associates and BMC Software, as well as much of the software industry, have underperformed, partly because investors fear that customers will reduce their technology spending in preparation for any Year 2000 (Y2K) computer problems. Financial services companies also have been a mixed bag. Some of the insurance companies such as Lincoln National, CIGNA, Hartford Financial, and Associates First Capital have done well. These are well-run companies, some of which have upgraded their management teams over the past couple of years.

Q.  SO ARE YOU STILL POSITIVE ON THESE TWO SECTORS?

A. For now, I'm cautious about technology. I'm very concerned about the disruptive effect Y2K will have on demand for computer equipment in the second half of 1999. But, I think there is good value in financial services. Also, I've emphasized financial services to preserve the conservative nature of the portfolio. I think that in a market with inflated technology P/Es, insurance companies offer attractive risk-reward potential because their revenue streams tend to remain steady regardless of economic cycles.

Q.  WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A. I think the environment is going to be volatile. Money among different industry groups, as well as between value and growth stocks, may flow very quickly. That is why I am somewhat cautious going forward.


/s/ Mitchell D. Dynan
    Mitchell D. Dynan
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

As discussed in the Fund's prospectus, the Fund invests in companies which meet certain labor sensitivity requirements. This list is developed with the assistance of the Labor Advisory Board, which is comprised of senior labor officials and labor experts. While the Advisory Board has historically been independent from the Fund and MFS, MFS has agreed to administer the Board and to bear certain expenses on behalf of the Board.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

MITCHELL D. DYNAN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) UNION STANDARD(R) EQUITY FUND. HE IS ALSO A PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND, AND THE CONSERVATIVE GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

HE JOINED MFS IN 1986 AS A RESEARCH ANALYST AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1987, VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1995, AND SENIOR VICE PRESIDENT IN 1999. FROM 1983 TO 1986, MR. DYNAN WORKED AS A SECURITIES ANALYST ON WALL STREET. HE STARTED HIS CAREER AS A BANK LENDING OFFICER IN 1979. A GRADUATE OF TUFTS UNIVERSITY, HE IS A MEMBER OF THE BOSTON SOCIETY OF SECURITY ANALYSTS FEDERATION AND IS A CHARTERED FINANCIAL ANALYST.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                     SEEKS LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         JANUARY 14, 1994

  CLASS INCEPTION:               CLASS A  AUGUST 7, 1997
                                 CLASS B  AUGUST 11, 1997
                                 CLASS C  AUGUST 11, 1997
                                 CLASS I  JANUARY 14, 1994

  SIZE:                          $107.9 MILLION NET ASSETS AS OF MARCH 31, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH MARCH 31, 1999

CLASS A
                                        6 Months         1 Year        3 Years        5 Years  10 Years/Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return                   +9.63%         +5.20%        +73.19%       +151.85%        +138.06%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return                 --           +5.20%        +20.09%       + 20.29%        + 18.11%
-------------------------------------------------------------------------------------------------------------
SEC Results                                 --           -0.85%        +17.74%       + 18.87%        + 16.78%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                        6 Months         1 Year        3 Years        5 Years  10 Years/Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return                   +9.19%         +4.47%        +71.81%       +149.77%        +136.17%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return                 --           +4.47%        +19.77%       + 20.09%        + 17.93%
-------------------------------------------------------------------------------------------------------------
SEC Results                                 --           +0.62%        +19.07%       + 19.90%        + 17.83%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                        6 Months         1 Year        3 Years        5 Years  10 Years/Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return                   +9.26%         +4.59%        +71.98%       +150.08%        +136.38%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return                 --           +4.59%        +19.81%       + 20.12%        + 17.95%
-------------------------------------------------------------------------------------------------------------
SEC Results                                 --           +3.62%        +19.81%       + 20.12%        + 17.95%
-------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 14, 1994, through March 31, 1999.

CLASS I

                                        6 Months         1 Year        3 Years        5 Years  10 Years/Life*

-------------------------------------------------------------------------------------------------------------
Cumulative Total Return                   +9.84%         +5.60%        +74.49%       +153.74%        +139.85%

-------------------------------------------------------------------------------------------------------------
Average Annual Total Return                 --           +5.60%        +20.39%       + 20.47%        + 18.28%

-------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 14, 1994, through
  March 31, 1999.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares "I" have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A, B, and C results include the performance and the operating expenses of I for periods prior to the inception of A, B, and C. A, B, and C performance generally would have been lower than I performance. The I performance included within the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A. The I performance included within the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 1999

FIVE LARGEST STOCK SECTORS

UTILITIES & COMMUNICATIONS                        16.7%
HEALTH CARE                                       14.0%
CONSUMER STAPLES                                  13.3%
FINANCIAL SERVICES                                12.5%
INDUSTRIAL GOODS & SERVICES                       10.6%

TOP 10 STOCK HOLDINGS

GENERAL ELECTRIC CO.                      4.5%      EXXON CORP.                                 3.4%
Diversified manufacturing and financial             International oil and gas company
services conglomerate
                                                    SCHERING-PLOUGH CORP.                       3.0%
BRISTOL-MYERS SQUIBB CO.                  3.9%      Pharmaceutical products company
Pharmaceutical products company
                                                    AMERICAN HOME PRODUCTS CORP.                2.6%
MICROSOFT CORP.                           3.5%      Pharmaceutical and home products company
Computer software and systems company
                                                    SBC COMMUNICATIONS, INC.                    2.5%
TYCO INTERNATIONAL LTD.                   3.5%      Integrated telecommunications company
Security systems, packaging, and electronic
equipment conglomerate                              GENERAL DYNAMICS CORP.                      2.4%
                                                    Defense and aerospace company
JOHNSON & JOHNSON CO.                     3.4%
Health care and pharmaceutical products
company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- March 31, 1999

Stocks - 90.4%
-------------------------------------------------------------------------------
ISSUER                                                  SHARES           VALUE
-------------------------------------------------------------------------------
Aerospace - 4.6%
  Allied Signal, Inc.                                   24,000    $  1,180,500
  General Dynamics Corp.                                35,880       2,305,290
  United Technologies Corp.                             10,700       1,449,181
                                                                  ------------
                                                                  $  4,934,971
-------------------------------------------------------------------------------
Automotive - 2.1%
  Ford Motor Co.                                        18,400    $  1,044,200
  General Motors Corp.                                  14,600       1,268,375
                                                                  ------------
                                                                  $  2,312,575
-------------------------------------------------------------------------------
Banks and Credit Companies - 0.8%
  National City Corp.                                    4,100    $    272,137
  US Bancorp                                            17,900         609,719
                                                                  ------------
                                                                  $    881,856
-------------------------------------------------------------------------------
Business Machines - 1.1%
  Xerox Corp.                                           22,400    $  1,195,600
-------------------------------------------------------------------------------
Business Services - 1.3%
  DST Systems, Inc.*                                    24,100    $  1,447,506
-------------------------------------------------------------------------------
Chemicals - 1.1%
  Air Products & Chemicals, Inc.                        12,940    $    443,195
  Du Pont (E.I.) de Nemours & Co., Inc.                 13,400         778,038
                                                                  ------------
                                                                  $  1,221,233
-------------------------------------------------------------------------------
Computer Software - Personal Computers - 3.2%
  Microsoft Corp.*                                      38,000    $  3,405,750
-------------------------------------------------------------------------------
Computer Software - Systems - 2.0%
  BMC Software, Inc.*                                   23,400    $    867,262
  Computer Associates International, Inc.               36,800       1,308,700
                                                                  ------------
                                                                  $  2,175,962
-------------------------------------------------------------------------------
Construction Services - 2.1%
  Martin Marietta Materials, Inc.                       39,279    $  2,241,358
-------------------------------------------------------------------------------
Consumer Goods and Services - 7.0%
  Clorox Co.                                             9,670    $  1,133,203
  Colgate-Palmolive Co.                                  9,230         849,160
  Dial Corp.                                            37,100       1,275,312
  Philip Morris Cos., Inc.                              25,950         913,116
  Tyco International Ltd.                               47,320       3,395,210
                                                                  ------------
                                                                  $  7,566,001
-------------------------------------------------------------------------------
Electrical Equipment - 4.1%
  General Electric Co.                                  39,540    $  4,374,112
-------------------------------------------------------------------------------
Entertainment - 1.2%
  CBS Corp.*                                            14,000    $    573,125
  Disney (Walt) Co.                                     12,700         395,288
  Time Warner, Inc.                                      4,000         284,250
                                                                  ------------
                                                                  $  1,252,663
-------------------------------------------------------------------------------
Financial Institutions - 2.5%
  Associates First Capital Corp., "A"                   31,000    $  1,395,000
  Federal Home Loan Mortgage Corp.                      22,600       1,291,025
                                                                  ------------
                                                                  $  2,686,025
-------------------------------------------------------------------------------
Food and Beverage Products - 8.1%
  Anheuser-Busch Cos., Inc.                             22,100    $  1,683,744
  Bestfoods Co.                                         28,100       1,320,700
  Coca-Cola Co.                                          8,450         518,619
  Heinz (H.J.) Co.                                      17,240         816,745
  Hershey Foods Corp.                                   25,880       1,449,280
  Interstate Bakeries Corp.                             30,800         664,125
  PepsiCo., Inc.                                        24,220         949,121
  Quaker Oats Co.                                        1,400          87,588
  Ralston-Ralston Purina Co.                            48,440       1,292,742
                                                                  ------------
                                                                  $  8,782,664
-------------------------------------------------------------------------------
Insurance - 8.0%
  Allstate Corp.                                        44,200    $  1,638,163
  CIGNA Corp.                                           20,500       1,718,156
  Hartford Financial Services Group, Inc.               32,400       1,840,725
  Lincoln National Corp.                                13,600       1,344,700
  MBIA, Inc.                                            18,000       1,044,000
  Torchmark Corp.                                       32,600       1,030,975
                                                                  ------------
                                                                  $  8,616,719
-------------------------------------------------------------------------------
Medical and Health Products - 12.7%
  American Home Products Corp.                          39,220    $  2,559,105
  Bristol-Myers Squibb Co.                              58,780       3,780,289
  Johnson & Johnson Co.                                 35,260       3,303,421
  Merck & Co., Inc.                                     13,940       1,117,814
  Schering-Plough Corp.                                 52,500       2,903,906
                                                                  ------------
                                                                  $ 13,664,535
-------------------------------------------------------------------------------
Oils - 6.3%
  Chevron Corp.                                         12,660    $  1,119,619
  Exxon Corp.                                           46,480       3,279,745
  Mobil Corp.                                           22,260       1,958,880
  Texaco, Inc.                                           8,540         484,645
                                                                  ------------
                                                                  $  6,842,889
-------------------------------------------------------------------------------
Railroads - 0.9%
  Burlington Northern Santa Fe Railway Co.              29,870    $    981,976
-------------------------------------------------------------------------------
Stores - 2.5%
  CVS Corp.                                             35,400    $  1,681,500
  Rite Aid Corp.                                        41,680       1,042,000
                                                                  ------------
                                                                  $  2,723,500
-------------------------------------------------------------------------------
Supermarkets - 3.6%
  Kroger Co.*                                           30,040    $  1,798,645
  Safeway, Inc.*                                        40,020       2,053,526
                                                                  ------------
                                                                  $  3,852,171
-------------------------------------------------------------------------------
Telecommunications - 6.6%
  Alltel Corp.                                          25,300    $  1,578,087
  Bell Atlantic Corp.                                   29,800       1,540,288
  SBC Communications, Inc.                              51,008       2,403,752
  Sprint Corp.                                          15,770       1,547,431
                                                                  ------------
                                                                  $  7,069,558
-------------------------------------------------------------------------------
Utilities - Electric - 6.2%
  CMS Energy Corp.                                      28,750    $  1,151,797
  GPU, Inc.                                             24,300         906,694
  NIPSCO Industries, Inc.                               52,200       1,409,400
  Pinnacle West Capital Corp.                           30,030       1,092,341
  Texas Utilities Co.                                   24,500       1,021,344
  Unicom Corp.                                          30,200       1,104,187
                                                                  ------------
                                                                  $  6,685,763
-------------------------------------------------------------------------------
Utilities - Gas - 1.1%
  Columbia Energy Group                                 21,970    $  1,147,933
-------------------------------------------------------------------------------
Utilities - Telephone - 1.3%
  BellSouth Corp.                                       35,500    $  1,422,219
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $73,280,314)                       $ 97,485,539
-------------------------------------------------------------------------------

Short-Term Obligations - 8.2%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Mortgage Bank, due 4/01/99,
    at Amortized Cost                               $    8,800    $  8,800,000
-------------------------------------------------------------------------------

Other Short-Term Obligations - 7.2%
-------------------------------------------------------------------------------
                                                        SHARES
-------------------------------------------------------------------------------
  Navigator Securities Lending Prime
    Portfolio, at Cost                               7,822,960    $  7,822,960
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $89,903,274)                  $114,108,499
Other Assets, Less Liabilities - (5.8)%                             (6,234,607)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                               $107,873,892
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)

------------------------------------------------------------------------------
MARCH 31, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $89,903,274)       $114,108,499
  Cash                                                             90,977
  Receivable for Fund shares sold                                   6,311
  Receivable for investments sold                               2,152,118
  Interest and dividends receivable                               120,846
  Other assets                                                      1,133
                                                             ------------
      Total assets                                           $116,479,884
                                                             ------------
Liabilities:
  Receivable for Fund shares reacquired                         $  36,214
  Payable for investments purchased                               743,840
  Collateral for securities loaned, at value                    7,822,960
  Payable to affiliates -
    Management fee                                                  1,936
    Distribution and service fee                                      306
  Accrued expenses and other liabilities                              736
                                                             ------------
      Total liabilities                                      $  8,605,992
                                                             ------------
Net assets                                                   $107,873,892
                                                             ============

Net assets consist of:
  Paid-in capital                                            $ 79,418,044
  Unrealized appreciation on investments                       24,205,225
  Accumulated undistributed net realized gain on
    investments                                                 4,051,131
  Accumulated undistributed net investment income                 199,492
                                                             ------------
      Total                                                  $107,873,892
                                                             ============
Shares of beneficial interest outstanding                      6,328,776
                                                               =========

Net assets:
Class A shares:
  Net asset value per share
    (net assets of $16,977,050 / 1,001,028 shares of
     beneficial interest outstanding)                           $16.96
                                                                ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                           $17.99
                                                                ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $3,537,837 / 209,150 shares of
     beneficial interest outstanding)                           $16.92
                                                                ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $1,617,786 / 95,757 shares of beneficial
     interest outstanding)                                      $16.89
                                                                ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $85,741,219 / 5,022,841 shares of
     beneficial interest outstanding)                           $17.07
                                                                ======

On sales of $50,000 or more, the offering price of Class A is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 1999
------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                       $  728,138
    Interest                                                           165,198
                                                                    ----------
      Total investment income                                       $  893,336
                                                                    ----------
  Expenses -
    Management fee                                                  $  330,308
    Trustees' compensation                                               2,500
    Shareholder servicing agent fee                                     55,737
    Distribution and service fee (Class A)                              24,745
    Distribution and service fee (Class B)                              15,847
    Distribution and service fee (Class C)                               6,788
    Administrative fee                                                   5,139
    Custodian fee                                                       21,038
    Printing                                                            21,690
    Postage                                                              3,855
    Auditing fees                                                       32,882
    Legal fees                                                           2,087
    Amortization of organization expenses                                1,619
    Miscellaneous                                                       19,785
                                                                    ----------
      Total expenses                                                $  544,020
    Reduction of expenses by investment adviser                        (61,075)
    Fees paid indirectly                                                (3,624)
                                                                    ----------
      Net expenses                                                  $  479,321
                                                                    ----------
        Net investment income                                       $  414,015
                                                                    ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment transactions  $5,023,751
  Change in unrealized appreciation on investments                   3,438,002
                                                                    ----------
        Net realized and unrealized gain on investments             $8,461,753
                                                                    ----------
          Increase in net assets from operations                    $8,875,768
                                                                    ==========

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                    YEAR ENDED
                                                               MARCH 31, 1999            SEPTEMBER 30, 1998
                                                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $     414,015                 $     772,646
  Net realized gain on investments                                  5,023,751                     7,335,113
  Net unrealized gain on investments                                3,438,002                     1,856,998
                                                                -------------                 -------------
    Increase in net assets from operations                      $   8,875,768                 $   9,964,757
                                                                -------------                 -------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $     (87,862)                $     (29,580)
  From net investment income (Class B)                                 (9,675)                      (11,127)
  From net investment income (Class C)                                 (5,088)                       (4,445)
  From net investment income (Class I)                               (686,646)                     (760,399)
  From net realized gain on investments (Class A)                    (996,694)                     (225,065)
  From net realized gain on investments (Class B)                    (238,729)                      (97,691)
  From net realized gain on investments (Class C)                    (101,450)                      (35,466)
  From net realized gain on investments (Class I)                  (6,183,480)                   (5,806,765)
                                                                -------------                 -------------
    Total distributions declared to shareholders                $  (8,309,624)                $  (6,970,538)
                                                                -------------                 -------------
Net increase in net assets from Fund share transactions         $  16,513,538                   $18,716,448
                                                                -------------                 -------------
      Total increase in net assets                              $  17,079,682                 $  21,710,667
Net assets:
  At beginning of period                                           90,794,210                    69,083,543
                                                                -------------                 -------------

At end of period (including accumulated undistributed net
investment income of $199,492 and $574,748, respectively)        $107,873,892                   $90,794,210
                                                                 ============                   ===========

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED             YEAR ENDED           PERIOD ENDED
                                                        MARCH 31,          SEPTEMBER 30,          SEPTEMBER 30,
                                                             1999                   1998                  1997*
                                                      (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------
                                                          CLASS A
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $16.85                 $16.40                 $16.13
                                                           ------                 ------                 ------
Income from investment operations# -
  Net investment income(S)                                 $ 0.05                 $ 0.10                 $ 0.03
  Net realized and unrealized gain on investments            1.56                   1.92                   0.24
                                                           ------                 ------                 ------
    Total from investment operations                       $ 1.61                 $ 2.02                 $ 0.27
                                                           ------                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                               $(0.12)                $(0.18)                $ --
  From net realized gain on investments                     (1.38)                 (1.39)                  --
                                                           ------                 ------                 ------
    Total distributions declared to shareholders           $(1.50)                $(1.57)                $ --
                                                           ------                 ------                 ------
Net asset value - end of period                            $16.96                 $16.85                 $16.40
                                                           ======                 ======                 ======
Total return(+)                                             9.63%++               13.31%                  1.67%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.21%+                 1.21%                  1.21%+
  Net investment income                                     0.56%+                 0.57%                  0.86%+
Portfolio turnover                                            31%                    43%                    49%
Net assets at end of period (000 omitted)                 $16,977                $10,915                   $536

  * For the period from the inception of Class A, August 7, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
      Net investment income                                $ 0.04                 $ 0.08                 $ 0.03
      Ratios (to average net assets):
        Expenses##                                          1.33%+                 1.32%                  1.34%+
        Net investment income                               0.44%+                 0.45%                  0.72%+

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED             YEAR ENDED           PERIOD ENDED
                                                        MARCH 31,          SEPTEMBER 30,          SEPTEMBER 30,
                                                             1999                   1998                  1997*
                                                      (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------
                                                          CLASS B
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $16.81                 $16.43                 $16.24
                                                           ------                 ------                 ------
Income from investment operations# -
  Net investment loss(S)                                  $ (0.01)               $ (0.01)               $ (0.01)
  Net realized and unrealized gain on investments            1.56                   1.94                   0.20
                                                           ------                 ------                 ------
    Total from investment operations                       $ 1.55                 $ 1.93                 $ 0.19
                                                           ------                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                              $ (0.06)               $ (0.16)                $ --
  From net realized gain on investments                     (1.38)                 (1.39)                  --
                                                           ------                 ------                 ------
    Total distributions declared to shareholders          $ (1.44)               $ (1.55)                $ --
                                                           ------                 ------                 ------
Net asset value - end of period                            $16.92                 $16.81                 $16.43
                                                           ======                 ======                 ======
Total return                                                9.19%++               12.65%                  1.17%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.86%+                 1.86%                  1.86%+
  Net investment loss                                     (0.09)%+               (0.05)%                (0.37)%+
Portfolio turnover                                            31%                    43%                    49%
Net assets at end of period (000 omitted)                  $3,538                 $2,405                    $17

  * For the period from the inception of Class B, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                 $ (0.02)               $ (0.03)               $ (0.01)
      Ratios (to average net assets):
        Expenses##                                          1.98%+                 1.97%                  1.99%
        Net investment loss                               (0.21)%+               (0.17)%                (0.52)%+

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED             YEAR ENDED           PERIOD ENDED
                                                        MARCH 31,          SEPTEMBER 30,          SEPTEMBER 30,
                                                             1999                   1998                  1997*
                                                      (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------
                                                          CLASS C
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $16.80                 $16.43                 $16.24
                                                           ------                 ------                 ------
Income from investment operations# -
  Net investment income (loss)(S)                         $ (0.01)               $ (0.02)                $ 0.01
  Net realized and unrealized gain on investments            1.55                   1.95                   0.18
                                                           ------                 ------                 ------
    Total from investment operations                       $ 1.54                 $ 1.93                 $ 0.19
                                                           ------                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                              $ (0.07)               $ (0.17)                $ --
  From net realized gain on investments                     (1.38)                 (1.39)                  --
                                                           ------                 ------                 ------
    Total distributions declared to shareholders          $ (1.45)               $ (1.56)                $ --
                                                           ------                 ------                 ------
Net asset value - end of period                            $16.89                 $16.80                 $16.43
                                                           ======                 ======                 ======
Total return                                                9.26%++               12.70%                  1.17%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.86%+                 1.86%                  1.86%+
  Net investment income (loss)                            (0.08)%+               (0.10)%                  0.63%+
Portfolio turnover                                            31%                    43%                    49%
Net assets at end of period (000 omitted)                  $1,618                 $1,067                     $4

  * For the period from the inception of Class C, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

      Net investment income (loss)                        $ (0.02)               $ (0.04)                $ 0.01
      Ratios (to average net assets):
        Expenses##                                          1.98%+                 1.97%                  1.99%+
        Net investment income (loss)                      (0.20)%+               (0.22)%                  0.49%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED
                             SIX MONTHS ENDED                          SEPTEMBER 30,                              PERIOD ENDED
                                    MARCH 31,      ------------------------------------------------------        SEPTEMBER 30,
                                         1999           1998           1997           1996           1995                1994*
                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $16.96         $16.43         $13.85         $11.85         $ 9.64               $10.00
                                       ------         ------         ------         ------         ------               ------
Income from investment operations# -
  Net investment income(S)             $ 0.08         $ 0.16         $ 0.17         $ 0.18         $ 0.17               $ 0.12
  Net realized and unrealized
   gain (loss) on investments            1.56           1.94           4.01           2.25           2.14                (0.48)
                                       ------         ------         ------         ------         ------               ------
    Total from investment operations   $ 1.64         $ 2.10         $ 4.18         $ 2.43         $ 2.31              $ (0.36)
                                       ------         ------         ------         ------         ------               ------
Less distributions declared to
 shareholders -
  From net investment income          $ (0.15)       $ (0.18)       $ (0.19)       $ (0.15)       $ (0.10)              $ --
  From net realized gain on
    investments                         (1.38)         (1.39)         (1.41)         (0.28)          --                   --
                                       ------         ------         ------         ------         ------               ------
    Total distributions declared
     to shareholders                  $ (1.53)       $ (1.57)       $ (1.60)       $ (0.43)       $ (0.10)              $ --
                                       ------         ------         ------         ------         ------               ------
Net asset value - end of period        $17.07         $16.96         $16.43         $13.85         $11.85               $ 9.64
                                       ======         ======         ======         ======         ======               ======
Total return                            9.84%++       13.74%         32.51%         20.96%         24.21%              (3.60)%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                            0.86%+         0.85%          0.97%          1.00%          1.00%                1.00%+
  Net investment income                 0.91%+         0.95%          1.12%          1.36%          1.58%                1.55%+
Portfolio turnover                        31%            43%            49%            81%           125%                  48%
Net assets at end of period
 (000 omitted)                        $85,741        $76.408        $68,527        $49,318        $35,842              $22,184

  * For the period from the commencement of the Fund's investment operations, January 14, 1994, through September 30, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.20% of average daily net assets. Prior to February 1,
    1997, the investment adviser agreed to maintain the expenses of the Fund at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
      Net investment income            $ 0.07         $ 0.14         $ 0.15         $ 0.18         $ 0.16               $ 0.07
      Ratios (to average net assets):
        Expenses##                      0.98%+         0.97%          1.11%          1.03%          1.12%                1.64%+
        Net investment income           0.79%+         0.83%          0.96%          1.33%          1.49%                0.91%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Union Standard Equity Fund (the Fund) is a diversified series of MFS Series Trust XI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At March 31, 1999, the value of securities loaned was $7,458,404. These loans were collateralized by cash of $7,822,960. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. Income from securities lending is included in interest income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.


(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the Fund's average daily net assets. The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.20% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At March 31, 1999, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $326,857.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $5,424 for the six months ended March 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $14 for the six months ended March 31, 1999. Fees incurred under the distribution plan during the six months ended March 31, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 and $1 for Class B and Class C shares, respectively, for the six months ended March 31, 1999. Fees incurred under the distribution plan during the six months ended March 31, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended March 31, 1999, were $0, $0, and $273 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $30,835,585 and $29,937,853, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $89,903,274
                                                                  -----------
Gross unrealized appreciation                                     $26,243,084
Gross unrealized depreciation                                      (2,037,859)
                                                                  -----------
    Net unrealized appreciation                                   $24,205,225
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:


Class A Shares

                                      SIX MONTHS ENDED MARCH 31, 1999    YEAR ENDED SEPTEMBER 30, 1998
                                              SHARES           AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                  363,793     $  6,278,072        698,352     $  11,794,147
Shares issued to shareholders in
  reinvestment of distributions               26,062          440,486          1,936            29,578
Shares reacquired                            (36,448)        (636,045)       (85,357)       (1,465,120)
                                             -------     ------------       --------     -------------
    Net increase                             353,407     $  6,082,513        614,931     $  10,358,605
                                             =======     ============       ========     =============

Class B Shares

                                      SIX MONTHS ENDED MARCH 31, 1999    YEAR ENDED SEPTEMBER 30, 1998
                                              SHARES           AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                   67,255     $  1,161,200        165,663      $  2,804,466
Shares issued to shareholders in
  reinvestment of distributions               11,183          188,553          1,082            16,549
Shares reacquired                            (12,316)        (211,348)       (24,732)         (420,648)
                                             -------     ------------       --------     -------------
    Net increase                              66,122     $  1,138,405        142,013      $  2,400,367
                                             =======     ============       ========     =============

Class C Shares

                                      SIX MONTHS ENDED MARCH 31, 1999    YEAR ENDED SEPTEMBER 30, 1998
                                              SHARES           AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                   30,014     $    523,948         62,469     $   1,057,574
Shares issued to shareholders in
  reinvestment of distributions                5,252           88,035          2,610            39,906
Shares reacquired                             (3,008)         (50,201)        (1,814)          (30,327)
                                             -------     ------------       --------     -------------
    Net increase                              32,258     $    561,782         63,265     $   1,067,153
                                             =======     ============       ========     =============

Class I Shares

                                      SIX MONTHS ENDED MARCH 31, 1999    YEAR ENDED SEPTEMBER 30, 1998
                                              SHARES           AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                  169,621     $  2,865,539         76,932     $   1,256,551
Shares issued to shareholders in
  reinvestment of distributions              404,208        6,859,447        428,071         6,553,768
Shares reacquired                            (56,663)        (994,148)      (170,955)       (2,919,996)
                                             -------     ------------       --------     -------------
    Net increase                             517,166     $  8,730,838        334,048     $   4,890,323
                                             =======     ============       ========     =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended March 31, 1999, was $330. The Fund had no borrowings during the period.

MFS(R) UNION STANDARD(R) EQUITY FUND

TRUSTEES                                     INVESTOR INFORMATION
Jeffrey L. Shames*                           For MFS stock and bond market
Chairman, Chief Executive Officer, and       outlooks, call toll free:
Director, MFS Investment Management          1-800-637-4458 anytime from a
                                             touch-tone telephone.
Nelson J. Darling, Jr.
Professional Trustee                         For information on MFS mutual
                                             funds, call your financial adviser
William R. Gutow                             or, for an information kit, call
Private Investor;                            toll free: 1-800-637-2929 any
Vice Chairman, Capitol Entertainment         business day from 9 a.m. to 5 p.m.
Management Company; Real Estate              Eastern time (or leave a message
Consultant                                   anytime).

INVESTMENT ADVISER                           INVESTOR SERVICE
Massachusetts Financial Services Company     MFS Service Center, Inc.
500 Boylston Street                          P.O. Box 2281
Boston, MA 02116-3741                        Boston, MA 02107-9906

DISTRIBUTOR                                  For general information, call toll
MFS Fund Distributors, Inc.                  free: 1-800-225-2606 any business
500 Boylston Street                          day from 8 a.m. to 8 p.m. Eastern
Boston, MA 02116-3741                        time.

CHAIRMAN AND PRESIDENT                       For service to speech- or
Jeffrey L. Shames*                           hearing-impaired, call toll free:
                                             1-800-637-6576 any business day
PORTFOLIO MANAGER                            from 9 a.m. to 5 p.m. Eastern time.
Mitchell D. Dynan*                           (To use this service, your phone
                                             must be equipped with a
TREASURER                                    Telecommunications Device for the
W. Thomas London*                            Deaf.)

ASSISTANT TREASURERS                         For share prices, account balances,
Mark E. Bradley*                             and exchanges, call toll free:
Ellen Moynihan*                              1-800-MFS-TALK (1-800-637-8255)
James O. Yost*                               anytime from a touch-tone
                                             telephone.
SECRETARY
Stephen E. Cavan*                            WORLD WIDE WEB
                                             www.mfs.com
ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company


*Affiliated with the Investment Adviser

                                                                 ------------
  MFS(R) Union Standard(R)                                         Bulk Rate
  Equity Fund                                                    U.S. Postage
                                                                     Paid
      [logo] M F S (R)                                               MFS
    INVESTMENT MANAGEMENT                                        ------------
WE INVENTED THE MUTUAL FUND(R)

500 Boylston Street
Boston, MA 02116-3741

(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                    USE-3 5/99 4M 84/284/384/884